Exhibit 99.2

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

TALKING POINTS

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The Phoenix Companies, Inc. (including its subsidiaries, “Phoenix” or the “Company”) has agreed to be acquired by Nassau Reinsurance Group Holdings L.P. (“Nassau”). When the transaction is completed, Phoenix will become a privately held, wholly owned subsidiary of Nassau and will serve as Nassau’s U.S. life and annuity platform.

●	Phoenix’s Board of Directors determined this transaction to be in the best interests of Phoenix and our shareholders.

o	At $37.50 per share, the transaction provides a significant premium and liquidity to Phoenix shareholders.

o
Nassau also will provide $100 million in new equity capital at closing, which will make the enterprise financially stronger and well-positioned for the long term, to the benefit of policyholders and other key constituents.

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Nassau’s founders bring substantial resources and proven experience managing and operating insurance companies and are committed to maintaining our 164-year legacy of meeting customers’ financial needs.

o	Nassau’s leadership will focus on enhancing Phoenix’s capital strength and flexibility and improving performance, as we continue to strategically grow product sales.

o
Nassau is also confident in the business model, existing accounts, growth to-date and prospects for further expansion of Saybrus Partners, our uniquely competitive life and annuity distribution business.

o	Nassau is committed to maintaining business operations in both Hartford, CT, and East Greenbush, NY.

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The transaction is expected to close by early 2016, subject to Phoenix shareholder approval, regulatory approvals and other closing conditions. Phoenix will continue to maintain its business commitments, from sales to claims, and, during this interim period, its public company obligations.

GENERAL Q&A

The Transaction

1.	Why has Phoenix agreed to be acquired?

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As part of its fiduciary duties, Phoenix’s Board of Directors considers various strategic alternatives to enhance value for shareholders. The Board has conducted a thorough process and has determined that the Nassau transaction is in the best interests of Phoenix and our shareholders. At closing, the transaction will provide a significant premium and liquidity to Phoenix’s shareholders. Looking ahead, the additional capital provided by Nassau will make the enterprise financially stronger and is expected to  enhance ratings, improve growth prospects and strengthen the balance sheet, to the benefit of policyholders and other key constituents.

●	Nassau intends to operate Phoenix as its U.S. life and annuity platform and grow the Company over the long term.

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

2.	What other alternatives did Phoenix consider?

●	The Proxy statement will describe the thorough process that resulted in this agreement with Nassau.

3.	Why did Phoenix choose Nassau?

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Nassau is uniquely positioned to drive a comprehensive plan to continue to stabilize and ultimately grow the business. It was founded and is led by Phillip J. Gass and Kostas Cheliotis, two individuals with significant experience in managing and operating insurance companies and a deep knowledge and understanding of Phoenix’s business.

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Nassau submitted a compelling financial proposal, and, at closing, the transaction will provide a significant premium and liquidity to Phoenix’s shareholders. The additional $100 million in capital Nassau will provide will make the enterprise financially stronger and is expected to enhance ratings and growth prospects. Nassau intends to operate Phoenix as its U.S. life and annuity platform and grow the Company over the long term.

4.	Was the Phoenix Board unanimous in its recommendation to be acquired by Nassau?

●	Yes. The Phoenix Board vote was unanimous.

5.	Did Phoenix receive a fairness opinion?

●	Yes. The Phoenix Board received a fairness opinion from each of its financial advisors. More information will be provided in the proxy statement.

6.	Is $37.50 per share a fair price?

●	The $37.50 per share purchase price represents a 188% premium over Phoenix’s closing stock price of $13.03 on September 28, 2015.

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The Phoenix Board conducted a thorough process and determined that the Nassau transaction is in the best interests of Phoenix and our shareholders. At closing, the transaction will provide a significant premium and liquidity to Phoenix’s shareholders.

●	The Company expects to file a preliminary proxy in October that will describe in more detail why Phoenix is recommending this transaction to shareholders.

7.	Can you describe the transaction and the structure of the combined company?

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Nassau will pay shareholders of Phoenix in cash for their shares and, upon closing, Phoenix will no longer have publicly traded stock. Phoenix shareholders will receive $37.50 per share in cash for each outstanding share of common stock they own at closing, representing an aggregate equity purchase price of approximately $217 million.

●	Phoenix will become a privately held, wholly owned subsidiary of Nassau. Nassau intends to operate Phoenix as its U.S. life and annuity platform.

●	At closing, Nassau will make a $100 million capital infusion into Phoenix.

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

8.	What are Nassau’s plans for Phoenix, post-closing?

●	Nassau is committed to supporting and growing Phoenix’s business over the long term for the benefit of policyholders. It is too early to get into specifics.

●	Initial plans include:

o	Nassau investing substantial equity capital – including $100 million at closing – in Phoenix over the long term to further stabilize and grow the business and improve its balance sheet.

o	Improving the Company’s performance and profitability through investments into systems and technology and streamlining operations and internal processes.

9.	Can you provide some basic information about Nassau?

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Founded in April 2015, Nassau Reinsurance Group Holdings L.P. is a privately held insurance and reinsurance business focused on acquiring and operating entities in the life, annuity and long term care sectors.

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Nassau was founded by insurance industry executives Phillip J. Gass and Kostas Cheliotis, who were most recently senior executives of Fidelity & Guaranty Life (FGL) and Harbinger Group, which was a majority owner of FGL.

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Nassau has received an initial capital commitment of more than $750 million from Golden Gate Capital, a private investment firm with over $15 billion of committed capital. Golden Gate Capital’s unique structure allows it to make long-term investments without artificial timing constraints.

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With extensive experience both on Wall Street and as investor-operators of onshore and offshore insurance, reinsurance and asset management businesses, Nassau is uniquely positioned to build and grow businesses with a long-term view.

●	Nassau is based in New York City.

10.	Can you provide some basic information about Golden Gate Capital and its relationship with Nassau?

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Founded in 2000, Golden Gate Capital is a San Francisco-based, privately held enterprise with over $15 billion of committed capital. Unlike conventional private equity firms, Golden Gate operates as a private holding company to recapitalize, restructure, and ultimately build meaningful businesses in partnership with management over an indefinite time horizon. It has a permanent capital investment structure and long-term ownership philosophy.

●	Nassau received an initial capital commitment from Golden Gate of more than $750 million in May 2015.

11.	When do you expect to complete the transaction?

●	We expect the transaction to close by early 2016, subject to Phoenix shareholder approval, regulatory approvals and other closing conditions.

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

12.	What are the key steps that must be taken in order to complete the transaction?

●	The transaction is subject to approval of a majority of Phoenix shareholders, regulatory approvals and other closing conditions. Key steps include:

o	Filing and distributing a proxy statement to shareholders to solicit their vote.

o	Shareholder meeting and vote.

o	Insurance regulatory hearings (Connecticut).

o	Insurance regulatory approval (New York and Connecticut).

o	Obtaining FINRA and Hart-Scott-Rodino approvals.

13.	The announcement materials use the term “merger” and the term “acquisition.” Which term is accurate?

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Both. Each term describes a different aspect of the transaction. Phoenix is being acquired by Nassau, and the agreement for this transaction is called a Merger Agreement. A new subsidiary is being created by Nassau to facilitate the share purchase process. Phoenix will merge into the new Nassau subsidiary and become a wholly owned subsidiary of Nassau.

14.	What is the primary difference between being a publicly traded company and a privately held company?

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The biggest differences between the two types of companies have to do with public disclosure and access to capital. As a privately held company, Nassau does not file disclosure statements with the SEC and relies on private sources of funding rather than selling stock or bonds to raise capital.

15.	Why is Nassau acquiring Phoenix?

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Nassau is an insurance and reinsurance business focused on acquiring and operating onshore and offshore platforms with long tail liabilities in the life, annuity and long term care sectors. Acquiring Phoenix provides Nassau with a U.S. life and annuity platform.

16.	Will the leadership of the Company change?

●	It is too early to get into specifics at this stage. Decisions of this nature will be made following the successful completion of the transaction.

●	As part of the agreement, Phoenix’s Board of Directors will resign when the transaction closes and Nassau will constitute a new Board.

17.	Will Phoenix directors or management be compensated for this transaction?

●	Like all Phoenix shareholders, directors, executives and employees who own Phoenix stock, will receive $37.50 per share in cash for their holdings.

●	Existing severance benefits for any Phoenix employees terminated involuntarily will remain in place for 12 months following closing of the transaction

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Certain executives have change-in-control agreements that provide benefits if their employment is terminated involuntarily within a specified period after a change in control.  These agreements are more fully described in the Proxy statement Phoenix filed with the SEC in conjunction with its 2015 Annual Meeting, which is available on our website.

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

18.	Have Phoenix and/or Nassau discussed the transaction with Connecticut and New York insurance regulators?

●	Yes. The companies have been engaged in discussions with state insurance regulators regarding the proposed transaction in advance of executing the agreement.

19.	Can you describe the insurance regulatory approval process?

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Approval of both Connecticut and New York insurance regulators is a requirement for closing this transaction. Nassau will submit filings to both Connecticut and New York insurance regulators. Connecticut regulators will conduct public hearings. New York does not require public hearings.

20.	Will Phoenix’s stock still trade after the announcement and before close?

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Yes. Phoenix is a publicly traded company until the transaction closes. Between now and the time the transaction closes, Phoenix will continue to fulfill our public company obligations and conduct business as usual.

21.	When will shareholders vote on the transaction?

●	We expect the shareholder vote to be scheduled during the fourth quarter of 2015.

22.	What can shareholders expect to happen with their shares?

●	If the transaction is approved, shareholders will receive cash for their shares. Additional information, including timing of the payment, will be provided to all shareholders.

23.	Why should shareholders vote for this?

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The transaction will provide a significant premium to Phoenix’s shareholders. At completion, the transaction also will provide liquidity to Phoenix’s shareholders. The proxy will describe in more detail why Phoenix is recommending this transaction to shareholders. Phoenix expects to file a preliminary proxy with the SEC in October.

24.	What will happen to the PFX bonds?

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We expect Phoenix’s retail bonds (NYSE: PFX) will remain outstanding. In connection with the transaction, Phoenix will solicit its bondholders to amend the indenture to remove its public filing obligations and replace them with reporting obligations more appropriate to a privately held company.

Phoenix’s Business

25.	What will happen to Phoenix’s ratings?

●	While we can’t speak for the rating agencies, it is likely they will review Phoenix’s ratings pending the closing of the transaction.

●	The additional capital provided by Nassau will make the Company financially stronger and is intended to enhance ratings and growth prospects.

26.	Will Phoenix continue to sell new business during the period before the transaction closes?

●	Yes.

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

27.	What do customers and distributors need to know now?

●	Phoenix will continue to maintain its business commitments, and does not expect that to change as a result of the transaction.

28.	Who should customers and distributors call if they have questions?

●	Customers and distributors should continue to use the same phone numbers and other means of contact as they always have.

29.	What will happen to Phoenix in force life insurance policies or annuity contracts after the transaction closes?

●	We do not anticipate any changes to policy or contract terms as a result of this transaction.

30.	Will the transaction affect Phoenix’s claims-paying ability?

●	Phoenix will continue to pay policyholder claims as it has for 164 years.

●	The capital provided by Nassau will make the enterprise financially stronger.

31.	What will happen to participating policies in the Closed Block?

●	We anticipate the Closed Block will continue to be managed in accordance with the original Plan of Demutualization.

32.	Will Phoenix continue selling its existing product set?

●	Yes.

33.	Will Saybrus continue in its business model, supporting Phoenix sales and third-party clients?

●	Yes. Nassau is pleased with the Saybrus model and what the Saybrus team has built thus far and intends to support the continued growth of the Saybrus distribution platform.

34.	What will happen to Phoenix’s business/vendor relationships, e.g., technology, service centers, etc.?

●	We will reach out to our vendors and other business relationships as operational decisions are made. It is too early to discuss any specific changes that may be made.

Other

35.	Will Nassau keep the Boat Building in Hartford?

●	Nassau has committed to maintaining the Boat Building as its Hartford headquarters.

36.	What will happen to the Boat Building tenants?

●	The existing tenant leases will remain in effect.

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

37.	Will there be any change to Phoenix’s support for community, volunteer and charitable giving programs?

●	While no specific financial commitments have been made, Nassau looks forward to engaging with the Hartford and Albany communities.

EMPLOYEE-SPECIFIC Q&A

38.	Will Nassau maintain operations in Hartford, CT and East Greenbush, NY?

●	Yes. Nassau has committed to maintaining operations in Hartford, CT and East Greenbush, NY.

39.	How many employees does Phoenix currently have? How many will Nassau retain?

●	At June 30, 2015, Phoenix had approximately 650 employees – approximately 370 in Hartford, 160 in East Greenbush, and 120 Remote (largely Saybrus).

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Phoenix will serve as Nassau’s U.S. life and annuity platform. Nassau is committed to maintaining business operations in both Hartford and East Greenbush, and the agreement contains base staffing commitments. However, it is too early to have detailed operational plans or specific future staffing levels.

40.	Will there be job eliminations as a result of this transaction? When will Phoenix employees know if they have a job?

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Nassau intends to operate Phoenix as its U.S. life and annuity platform and grow the Company over the long term. While we anticipate a reduction in the number of positions, it is too early to determine future staffing levels or the timeframe for any specific staffing changes.

●	As we move forward, we will be able to provide more information about organizational structure and staffing plans.

41.	Will years of service at Phoenix change, e.g., for the purposes of eligibility and vesting in employee compensation and benefit plans?

●	No. Calculations for years of service will not change.

42.	What are the severance benefits for employees whose jobs may be eliminated after the acquisition?

●	Nassau has committed to maintain Phoenix’s existing severance plan for the first year after the transaction closes. Details on the Severance Allowance Plan are available on PhoenixNet.

43.	Will this change have any impact on pension benefits for current employees, current retirees or former employees who have not yet reached retirement age?

●	Phoenix’s pension plan is a qualified plan, and its assets are held in a trust. Phoenix will continue to meet its pension obligations.

44.	What impact will this change have on compensation and benefits?

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Nassau has committed to maintain employee compensation and benefits programs comparable to those in place at closing for a minimum of one year. Phoenix’s 2016 benefit plans will be rolled out to employees in October.

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

45.	Will the transaction affect the 2015 Performance Incentive Plan?

●	No. Regardless of when the transaction closes, the 2015 full year incentive plan will be paid based on actual results.

46.	Will the transaction affect the Performance Management process and the February, 2016 merit increases?

●	We anticipate that the year-end performance review process will proceed as usual, with merit increases implemented in February, 2016.

47.	Will there be changes to retiree medical coverage as a result of the transaction?

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No decisions have been made regarding future changes to retiree medical plans. Phoenix will continue to offer retiree medical plan coverage in 2016. More information, including 2016 premium costs, will be communicated to retirees in October, prior to open enrollment.

48.	What happens to employees’ 401(k) investments in the PNX Common Stock Fund?

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Shares in the Phoenix Common Stock Fund will be converted to 100% cash. Once the cash is received in the 401(k) account, it can be reallocated to other investment options.  Additional information, including timing, will be provided to all employees who invest in the PNX Common Stock Fund.

49.	What does this transaction mean to Saybrus employee shareholders who currently own 15% of Saybrus (versus 85% owned by Phoenix)?

●	There will be no change to Saybrus employees’ ownership stakes as a result of this transaction.

50.	How and when will Phoenix decide which projects and initiatives it will keep pursuing in the period before the transaction closes?

●	Phoenix expects to maintain normal business operations during the period between contract signing and closing. However, we will need to consider certain projects in light of the transaction.

51.	What impact will changing from public to private company structure have our operations?

●	We will no longer have certain public company obligations once we are a private company. We will need to evaluate the impact of this change across the enterprise and adjust our operations accordingly.

52.	How many employees does Nassau have?

●	Nassau is a recently formed start-up operation. Phoenix represents its first U.S. acquisition.

●	Nassau intends to operate Phoenix as its U.S. life and annuity platform and grow the Company over the long term.

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

53.	Can you provide us with more information on the leaders of Nassau?

●	Nassau is led by Phillip Gass and Kostas (Gus) Cheliotis, two individuals with significant experience in managing and operating insurance companies.

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Prior to joining Nassau, Phil was Chairman and Director of Fidelity & Guaranty Life from 2011 through 2015 and Managing Director of HRG Group Inc.  At HRG, he was responsible for building the insurance and reinsurance group, including the acquisition and turnaround of Fidelity & Guaranty Life and the formation and growth of Front Street Re, HRG’s offshore reinsurance platform, where he served as a Director from 2010 through 2015.

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Gus is an experienced investor in insurance and reinsurance businesses and brings significant M&A and capital markets experience through public debt and equity offerings, in addition to significant legal, regulatory and operational experience. Previously, Gus served as Director and Chairman of the Compensation Committee of Fidelity & Guaranty Life from 2012 to 2015. He served as Senior Vice President and Deputy General Counsel of HRG Group Inc., where he focused on investments in financial services including insurance, reinsurance and asset management. He also helped found and operate Front Street Re, HRG’s offshore reinsurance platform, where he served as a Director from 2011 to 2015.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of The Phoenix Companies, Inc. by Nassau Reinsurance Group Holdings L.P. In connection with this proposed acquisition, Phoenix may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Phoenix may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PHOENIX ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Phoenix. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Phoenix through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Phoenix will be available free of charge on Phoenix’s internet website at http://www.phoenix.com or by contacting Phoenix’s Investor Relations Director by email at pnx.ir@phoenixwm.com or by phone at 860-403-7100.

Participants in Solicitation

Phoenix, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Phoenix in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of Phoenix is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 31, 2015, its proxy statement for its 2015

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

annual meeting of stockholders, which was filed with the SEC on April 2, 2015, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 which was filed with the SEC on August 10, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on August 10, 2015 and August 11, 2015.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

The Phoenix Companies, Inc.
One American Row
PO Box 5056 Hartford, CT 06102-5056
Tel. 860-403-7100
www.phoenixwm.com

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.  Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that

PHOENIX/NASSAU ACQUISITION ANNOUNCEMENT
TALKING POINTS AND Q&AS
SEPTEMBER 29, 2015

such expectations will prove to have been correct and persons reading this material are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement.  Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this material, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this material, such statements or disclosures will be deemed to modify or supersede such statements in this material.